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                                                                Exhibit 10.1 (d)

                               PURCHASE AGREEMENT

                                     between


Sauer Getriebe Aktiengesellschaft, Krokamp 35, D-24539 Neumunster,

                                       - hereinafter referred to as "seller" -

                                       and

Sauer-Sundstrand GmbH & Co., Krokamp 35, D-24539 Neumunster,

                                     -hereinafter referred to as "purchaser" -

                       ----------------------------------

                                      ss. 1
                           Contents of the Land Record

Seller is the owner of the following real property:

1. Land record of Neumunster page 7757

      No. 5 Germarkung Neumunster, Flur 6491 C, Flurstuck 185, farmstead,
            Krokamp, size 7,794 sq.meters.

      The above real property is encumbered as follows:

      Abt. II: No encumbrances

      Abt. III:

      No. 2 Charge on real property (Grundschuld) in the amount of 250,000 DM for Westdeutsche Landesbank Girozentrale Dusseldorf-Munster, Munster,

      No. 3 Charge on real property (Grundschuld) in the amount of 4,750,000
            DM for Sauer GmbH & Co. Kommanditgesellschaft, Neumunster,
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      No. 4 Charge on real property (Grundschuld) in the amount of 5,000,000
            DM for Sauer GmbH & Co. Kommanditgesellschaft, Neumunster,

      No. 5 Charge on real property (Grundschuld) in the amount of 2,100,000
            DM for Sauer GmbH & Co. Kommanditgesellschaft, Neumunster,

      No. 6 Charge on real property (Grundschuld) in the amount of 2,000,000
            DM for Sauer GmbH & Co. Kommanditgesellschaft, Neumunster,

      No. 7 Charge on real property (Grundschuld) in the amount of 7,500,000
            DM for Sauer GmbH & Co. Kommanditgesellschaft, Neumunster,

      No. 8 Charge on real property (Grundschuld) in the amount of 4,000,000
            DM for Sauer GmbH & Co. Kommanditgesellschaft, Neumunster,

      No. 9 Charge on real property (Grundschuld) in the amount of 2,000,000
            DM for Sauer GmbH & Co. Kommanditgesellschaft, Neumunster,

      No. 10 Charge on real property (Grundschuld) in the amount of 1,500,000
            DM for Sauer GmbH & Co. Kommanditgesellschaft, Neumunster,

      No.'s 2 - 10 each jointly liable with Neumunster page 7758.

2. Land Record of Neumunster page 7758

      No. 5 Gemarkung Neumunster, Flur 6491 C, Flurstuck 106, operational site,
            Krokamp, size 55,593 sq.meters.

      The above real property is encumbered as follows:

      Abt. II: No encumbrances.

      Abt. III: Encumberances as Neumunster page 7757.

3. Land Record of Neumunster page 20899

      No. 1 Gemarkung Neumunster, Flur 6491 A, Flurstuck 88, road, Gadelander
            Strasse, size 69 sq.meters, Flurstuck 312, woods (Holzung), Gadelanderstrasse 4, size 37,695 sq.meters,

            Gemarkung Neumunster, Flur 6491 B
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            Flurstuck 105, operational site, Weserstrasse 10, size 45,894
      sq.meters.

      The above real property is encumbered as follows:

      Abt. II: No encumbrances.

      Abt. III:

      No. 1 Charge on real property (Grundschuld) in the amount of 4,000,000
            DM for Sauer Getriebe Aktiengesellschaft, Neumunster,

      No. 2 Charge on real property (Grundschuld) in the amount of 1,000,000
            DM for Sauer Getriebe Aktiengesellschaft, Neumunster.

                                     ss. 2
                                   Purchase

Seller sells the real property designated in ss. 1 including all buildings thereon and all rights and components thereto to purchaser. Purchaser hereby accepts the sale.

                                     ss. 3
                              Price of Purchase

The price of purchase corresponds to the fair market value of the real property at the date of the acceptance of the offer of sale. If the parties of this contract cannot agree on the fair market value it will be determined conclusively by a sworn expert as an arbitrator, who will be named by the Chamber of Industry and Commerce of Kiel. Each party may demand that a second sworn expert named by the Chamber of Industry and Commerce is given the mandate to prepare an opinion on the value. This demand must be made in writing and must reach the other party within four weeks of the submission of the first expert opinion. If two opinions have been prepared the purchase price corresponds to the average value of both opinions.

The costs of the first opinion are to be borne equally by both parties. The costs of a second opinion are to be borne by the party that demanded its preparation.

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                                     ss. 4
                               Time of Payment

The price of purchase determined according to ss. 3 is due upon its determination, however not earlier than the date six months after the acceptance of the offer of sale.

                                     ss. 5
                               Terms of Payment

The price of purchase is to be paid with regard to the following conditions:

1. Purchaser will assume all charges on the property registered in the land record to secure debts of seller to be counted towards the purchase price. At present this consists of all charges listed above in ss. 1.

      The above named charges on the property and the underlying liabilities will be transferred including maturity, interest and collateral performance as existing on the day the purchase price becomes due. Purchaser agrees to consent to immediate execution by way of a notarial deed upon demand of the creditors of such charges.

2. The purchase price remaining after deduction of the charges counted toward such purchase price shall be paid in cash.

3. Purchaser has the right to pay off any charges to be assumed according to No. 1 with the purchase price instead of assuming them.

                                      ss. 6
                                   Warranty

Property and premises are sold in the present condition without guaranty of size, quality and condition free from encumbrances that can be registered, unless these encumbrances are transferred or remain on the property.

All liability and warranty for material defects are excluded. This exclusion also applies to residual pollution (Altlasten). Purchaser declares to be aware of all aspects of the condition of the property.

The encumbrances registered in Abt. II of the land record will remain registered and will be assumed by purchaser without being counted towards the purchase price.
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Charges registered to secure debts of seller will remain registered and it is the responsibility of purchaser to have them removed from the land record.

Local improvement assessments (Erschlie ungskosten und Anliegerbeitrage) for assets erected at the time of the acceptance of the purchase offer will be borne by seller, local improvement assessments for assets erected later will be borne by purchaser.

                                      ss. 7
                                   Delivery

Delivery shall take place as the purchase price becomes due. Upon delivery all benefits, expenses and the risk will pass to purchaser.

                                      ss. 8
                                  Permissions

The notary public recording this acceptance is instructed to obtain all permissions and all negative certificates (Negativbescheinigungen) necessary for this contract. All statements shall be effective for all parties upon their receipt by the notary public.

                                      ss. 9
                       Protection of Claim for Transfer(1)

After being advised thereon the parties choose not to register a priority notice protecting the claim for transfer of title to land.

                                     ss. 10
                          Contents of the Land Record

The notary public has drawn the information on the contents of the Land Record from extracts dated November 5, 1996.

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(1)   Auflassungsvormerkung according to ss.883 of the German Civil Code (BGB).

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                                     ss. 11
                                   Expenses

All expenses accrued by this contract and its execution are borne by purchaser.

                                     ss. 12
                            General Power of Agency

The notary public recording this acceptance is authorized to execute this contract. He is authorized to file and withdraw all applications separately.

Translation of Contract for Sale of the Krokamp Real Property

Document register No. 57 for the year 1998 (Dr. EG)

For the following transaction, taking place in Duisburg, April 16 1998, in the presence of Dr. Erich Gruter, whose place of business is located in Duisburg, the following person, known to the Notary, appeared:

Attorney-at-law Dr. Ina-Maria Boning, having a place of business at Angerstr. 24-16 47051 Duisburg, acting as a representative without power of representation for

1. Sauer GmbH & Co Hydraulik Kommanditgesellschaft, Krokamp 35, D-24539 Neumunster,

2.       Sauer-Sundstrand GmbH, Krokamp 35, 24539 Neumunster.

The attorney acting in the above described capacity made the following statement:

         Sauer Getriebe Aktiengesellschaft, Neumunster, offered, in a notarized document, dated December 19, 1996 Doc. No 131/1996 of the notarizing attorney, a contract for the sale of the real property registered in the real property register of Neumunster on pages 775, 7758 and 20899.

         The legal successor of Sauer Getriebe Aktiengesellschaft, now registered owner of above referenced real property became, through a change in form the representative of the entity referenced in 1., Sauer GmbH & Co. Hydraulik Kommanditgesellschaft, Neumunster.

         Based on the agreement in Section 2, last paragraph of the notarized document dated Dec. 12, 1996, Sauer-Sundstrand GmbH & Co. is authorized to delegate by written authorization the power to accept an offer to sell.

         Sauer-Sundstrand GmbH & Co. has used this power by giving a written authorization to the entity referenced under 2. above to accept the offer.

         Therefore, the attorney, acting in the above referenced capacity accepted the offer with the following amendment:

1 The entity represented under 1. above, Sauer-Sundstrand GmbH, herewith accepts the notarized offer of sale of a real property as shown in
         Exhibit 2 to the official document dated Dec. 19, 1998, filed as Doc. NO. 131-1996 of the notarizing attorney.

2 The contract of real property sale resulting therefrom will be amended by adding that, in addition to the real property registered in the official real property register of Neumunster, on pages 7757, 7758, and 20882, the following pieces of real property, listed in the official registry, will also become subject of the sale contract:
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         Real Property Registry of Neumunster Page 4012
         Gemarkung Neumunster Flur 6491 C Flurstuck 181 at 1.932 qm.

         Real Property Registry of Neumunster Page 17102
         Gemarkung Neumunster Flur 6491 C Flurstuck 183 at 6,636 qm.

3 The entity represented above under 1., Sauer GmbH & Co. Hydraulik Kommanditgesellschaft, and the entity represented under 2., Sauer-Sundstrand GmbH have agreed to transfer the real property registered in the official real property register of Neumunster on pages 775, 7758, 20899, 4012 and 17102 to Sauer-Sundstrand GmbH as the new owner and authorize and request that the change of ownership be registered in the registry.

4 In addition, the real property sale contract, which is an exhibit to the official document dated Dec. 19, 1996 - Doc. No. 131/1996 of the notarizing attorney- will be amended as follows:

         a) According to the expertized evaluation by Mr. Stoben, dated April 3, 1998, the real estate value of the property sold is DM40,800,000. With reference to Section 3 of the offer of sale the parties state that they agree that the purchase price be DM 40,800,000. To the extent that the selling party has to pay value added taxes due to the sale, it is entitled to be reimbursed for that amount by the buyer.

         b) Section 4 of the offer to sell is changed to state that the remainder of the purchase price has to be paid on or before 6 months after today's acceptance of the offer to sell. Sauer-Sundstrand will pay 5% interest, as of May 1, 1998, until the price has been paid to Sauer GmbH & Co. Hydraulik Kommanditgesellschaft.

         c) Section 5, paragraph 1 of the offer to sell will be made more precise in that it states that the liens and encumbrances, valued at DM 14,445,000 will be adopted as per May 1, 1998.

         d) Section 7 of the offer of sale will be changed to state that the transfer will take place on May 1, 1998.

         e) Section 11 of the contract of sale will be changed to the effect that the parties to the contract, and the cost accruing due to its execution, with the exception of the Grunderwerbsteuer (a tax), shall be shared equally by each party.

         f) The parties waive their right to request the change in the registry themselves. They give the exclusive authority to do that to the notarizing attorney, who is authorized to request the change only, after the represented entity in 2. above, Sauer GmbH & Co. Hydraulik Kommanditgesellschaft, has acknowledged, in writing, the receipt of the balance of the purchase price.

         g) All other determinations of the offer to sell remain unchanged.

The transaction above was read to the appearing attorney while the notarizing attorney was present, was authorized by her, and was signed by her, and the notarizing attorney.
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                                                       Document Register No. /19


                              STATEMENT OF APPROVAL

All declared statements of Dr. Ina-Maria Boning, with business offices at Angerstrasse 14-16, 47051 Duisburg,

in the document of the civil-law notary Dr. Erich Gruter

with offices in Duisburg

dated April 16, 1998 (Document Register No. 57/1998)

are herewith unconditionally approved. Dr. Ina-Maria Boning is exempt from the limitations of Section 181 of the German Civil Code.

The content of the document is known.

The value of this statement amounts to DM 40,800,000.00

                             Neumunster,                        1998

                             Sauer-Sundstrand GmbH

                             /s/ Kittel                /s/ ppa John Langrick
                             (Dr. Kittel)              (Langrick)
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                                                       Document Register No. /19


                              STATEMENT OF APPROVAL

All declared statements of Dr. Ina-Maria Boning, with business offices at Angerstrasse 14-16, 47051 Duisburg,

in the document of the civil-law notary Dr. Erich Gruter

with offices in Duisburg

dated April 16, 1998 (Document Register No. 57/1998)

are herewith unconditionally approved. Dr. Ina-Maria Boning is exempt from the limitations of Section 181 of the German Civil Code.

The content of the document is known.

The value of this statement amounts to DM 40,800,000.00

                               Neumunster,               1998

                               Sauer GmbH & CO. Hydraulik Kommanditgesellschaft Sauer Gesellschaft mit beschrankter Haftung
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Sauer-Sundstrand GmbH & Co.                           Neumunster, April 14, 1998
Krokamp 35
24359 Neumunster

Firma
Sauer GmbH & Co. Hydraulik
Kommanditgesellschaft
- Management -
Krokamp 35

24359 Neumunster

Re.: Offer to conclude a purchase agreement according to Document dated December 19, 1996 - Document Register No. 131/1996 of the civil-law notary Dr. Erich Gruter -

Ladies and Gentlemen:

Your predecessor, Sauer Getriebe AG, Neumunster, after a transformation that changed its legal form, today Sauer GmbH & Co. Hydraulik Kommanditgesellschaft, Neumunster, per contract dated December 19, 1996 - Document Register No. 131/1996 (DrG) - has granted to our company, Sauer-Sundstrand GmbH & Co., Neumunster, et. al., an option to purchase the land registered in the Neumunster Land Registry on Pages 7757, 7758 and 20899. According to Section 2, last paragraph of the foregoing contract, we are entitled, as the beneficiary of such purchase option, to appoint, through written notice to you as the offeror, a third party who is duly entitled to accept the sales offer.

Exercising the foregoing right, we herewith appoint the

                          Sauer Sundstrand GmbH, Neumunster,

to accept the sales offer on its own behalf with the consequence, that through its acceptance in the required form, a valid sales contract will be concluded directly and immediately between your company, Sauer GmbH & Co. Hydraulik Kommanditgesellschaft (as vendor) and Sauer-Sundstrand GmbH (as acquiror).

                                                   Sincerely,

                                                   Sauer - Sundstrand
                                                   GmbH & Co.
                                                   [illegible]